================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               GRAHAM CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 30, 1998

                         ------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Graham Corporation ("Graham") will be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 30, 1998 at 11:00 a.m. for the following purposes:

     1. To elect two directors to hold office until the Annual Meeting of Stockholders in 2001;

     2. To ratify the appointment of Deloitte & Touche LLP as Graham's independent accountants for the fiscal year ending March 31, 1999; and

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on June 16, 1998 are entitled to notice of and to vote at the Annual Meeting. Stockholders who do not expect to be present at the meeting should fill in, sign and date the enclosed Proxy Card and mail it promptly in the enclosed return envelope. No postage is required for mailing in the United States.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer

July 1, 1998

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 30, 1998

                         ------------------------------

                              GENERAL INFORMATION

GENERAL

     This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Graham Corporation ("Graham" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 30, 1998 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The approximate date of the initial mailing of this Proxy Statement is July 1, 1998.

RECORD DATE AND SHARES OUTSTANDING

     On the record date for the meeting, June 16, 1998, there were 1,585,995 shares of Graham's common stock outstanding. Stockholders of record on June 16, 1998 will be entitled to one vote for each share held on the record date.

PROXY CARDS AND VOTING

     If Graham receives the enclosed Proxy Card, properly executed, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed Proxy Cards with no instructions marked thereon will be voted FOR each of the nominees for election as directors and FOR the ratification of appointment of auditors set forth in the preceding Notice of Annual Meeting.

     Under the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting. The vote required for approval of any other matter before the Annual Meeting is a majority of the votes in person or by proxy, and entitled to vote. Under Delaware law, the total votes received, including abstentions and votes by brokers holding shares in "street name" or other fiduciary capacity on "routine" matters, are counted in determining the presence of a quorum at the Annual Meeting. With respect to the election of directors, votes may be cast for or withheld from voting with respect to any or all of the directors. Votes that are withheld will have no effect on the election of directors. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of the matter with respect to which the abstention is noted. Therefore, under the Company's Certificate of Incorporation and Bylaws and under Delaware law, assuming the presence of a quorum at the Annual Meeting, non-votes by brokers will have no effect on any proposal to be acted upon at the Annual Meeting. However, abstentions would have the effect of "no" votes with respect to ratifying the appointment of auditors.

REVOCABILITY OF PROXIES

     The presence of a stockholder at this Annual Meeting will not automatically revoke the stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of Graham a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of Graham a duly executed proxy bearing a later date, or (3) attending this Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting, and voting in person.

SOLICITATION OF PROXIES

     In addition to solicitation by mail, directors, officers and employees of Graham and its subsidiaries may solicit proxies personally or by telephone or telegram without additional remuneration therefor. Graham will also provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of soliciting proxies for the Annual Meeting will be borne by Graham.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as to the beneficial ownership of Graham's common stock of each person or group who, as of June 16, 1998, to the knowledge of Graham based on reports filed with the Securities and Exchange Commission, beneficially owned more than 5% of Graham's outstanding common stock.

-------------------------------------------------------------------------------------------
                                                                 AMOUNT        PERCENT OF
                    NAME AND ADDRESS OF                       BENEFICIALLY     OUTSTANDING
                      BENEFICIAL OWNER                           OWNED           SHARES
-------------------------------------------------------------------------------------------
Helen H. Berkeley(1)                                             127,932(2)        8.0%
Dimensional Fund Advisors, Inc.(3)                               114,150           7.2%
Wilen Management Company, Inc.(4)                                100,050           6.3%
Bentley Capital Management, Inc.(5)                               91,100           5.7%
Employee Stock Ownership Plan of Graham Corporation(1,6)         128,504           8.1%
All directors and executive officers as a group (11 persons)     218,202(7)       13.1%

---------------

(1) Address: c/o Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. Mrs. Berkeley beneficially owns the shares of stock indicated as executrix of the Estate of Frederick D. Berkeley III.

(2) Includes 10,950 shares which Mrs. Berkeley may acquire within 60 days upon exercise of stock options and 1,575 shares held for her benefit by Chase Manhattan Bank as trustee for the Company's Employee Stock Ownership Plan ("ESOP Trustee") as to which Mrs. Berkeley has sole voting power but no dispositive power except in limited circumstances.

(3 )Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
    Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 114,150 shares of Graham Corporation stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4 )Address: 2360 W. Joppa Road, Lutherville, Maryland 21093.

(5 )Address: 520 Madison Avenue, 41st Floor, New York, New York 10022.

(6 )The Employee Benefits Committee consisting of members of the Board of Directors administers the ESOP. An unrelated corporate trustee for the ESOP ("ESOP Trustee") has been appointed by the Board of Directors. The Employee Benefits Committee instructs the ESOP Trustee regarding Investment of funds contributed to the ESOP. Each member of the Employee Benefits Committee disclaims beneficial ownership of the shares of common stock held in the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP Trustee's fiduciary obligations under ERISA. At June 16, 1998, 97,349 shares were allocated to participants and 31,155 shares were unallocated.

(7 )Includes 81,900 shares which members of the group may acquire within 60 days upon exercise of stock options and 5,985 shares allocated to executive officers under the Company's Employee Stock Ownership Plan ("ESOP"), as to which such officers may exercise voting power, but not dispositive power, except in limited circumstances. Also includes unallocated shares held by the ESOP Trustee over which directors who are members of the Company's Employee Benefits Committee have dispositive power.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     At the Annual Meeting two directors will be elected, each to hold office until the 2001 Annual Meeting and thereafter until the election and qualification of his successor. Unless otherwise instructed as provided on the accompanying Proxy Card, the persons named therein will vote the shares represented by the proxies received by them for the nominees listed below, reserving, however, discretion to vote for the election of any substitute nominated by the Nominating Committee of the Board of Directors in the event any nominee is unable or unwilling to serve.

     The following table sets forth information with respect to the nominees and those directors whose terms will continue after the Annual Meeting.

NOMINEES:

-----------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                   SHARES
                                                                    YEARS          OWNED
                                                       CURRENT     SERVED      BENEFICIALLY,
                                     PRINCIPAL          TERM        AS A           AS OF        PERCENT OF
          NAME            AGE      OCCUPATION(1)       EXPIRES   DIRECTOR(2)   JUNE 16, 1998    OUTSTANDING
                                                                                                  SHARES
-----------------------------------------------------------------------------------------------------------
Jerald D. Bidlack(3)      62    President, Griffin      1998          13           17,000(4)        1.1%
                                Automation, Inc.
Philip S. Hill(5)         76    Partner, Hill,          1998          30           17,750(4)        1.1%
                                Ullman & Erwin,
                                Attorneys

DIRECTORS WITH TERMS CONTINUING
AFTER THE 1998 ANNUAL MEETING:

-----------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                   SHARES
                                                                    YEARS          OWNED
                                                       CURRENT     SERVED      BENEFICIALLY,
                                     PRINCIPAL          TERM        AS A           AS OF        PERCENT OF
          NAME            AGE      OCCUPATION(1)       EXPIRES   DIRECTOR(2)   JUNE 16, 1998    OUTSTANDING
                                                                                                  SHARES
-----------------------------------------------------------------------------------------------------------
Alvaro Cadena             54    President and Chief     2000           5           15,478(6)          *
                                Executive Officer of
                                Graham
Helen H. Berkeley(7)      68    Private Investor        2000          --(7)       127,932           8.0%
H. Russel Lemcke          58    President, H. Russel    2000           2           15,700(8)          *
                                Lemcke Group, Inc.
Cornelius S. Van Rees     69    Of Counsel to           1999          29           13,800(4)          *
                                Thacher Proffitt &
                                Wood, Attorneys;
                                previously partner
                                in Thacher Proffitt
                                & Wood

---------------

* Less than 1% of the outstanding shares of common stock.

(1) In addition, Mr. Bidlack serves on the board of Bush Industries, Inc., Erdle Perforating Company and is a trustee of Keuka College; Mr. Lemcke serves on the board of Rochester Midland Corporation.

(2) Includes the number of years served as director of Graham Manufacturing Co., Inc., the predecessor of Graham.

(3) Chairman of the Board of Graham.

(4) Includes 12,750 shares which may be acquired within 60 days upon exercise of stock options.

(5) Mr. Hill is Mrs. Berkeley's brother-in-law by marriage.

(6) Includes 7,500 shares that may be acquired within 60 days by exercising stock options and 1,268 shares held by the ESOP Trustee and allocated to Mr. Cadena's account as to which Mr. Cadena has sole voting power but no dispositive power except in limited circumstances.

(7) Refer to Footnote 2 on page 2. Mrs. Berkeley was elected by the Board of Directors on May 28, 1998 to fill the vacancy on the Board of Directors caused by the death of her husband, Frederick D. Berkeley.

(8) Includes 5,700 shares which may be acquired within 60 days upon exercise of stock options.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     The Company changed its fiscal year in 1997. This resulted in a transitional reporting period from January 1, 1997 -- March 31, 1997 (the "Transition Period"). During the Transition Period, the Board of Directors of Graham held one meeting. During the fiscal year ended March 31, 1998, the Board of Directors of Graham held a total of five meetings. Graham's Board of Directors had six committees during both periods.

     The Board dissolved the Succession Committee at its May 28, 1998 meeting. The Succession Committee's purpose was to provide for orderly succession in the office of CEO and other offices. The Succession Committee held no meetings in the Transition Period and four meetings in the most recent fiscal year. Members of the Succession Committee during the most recent fiscal year were Messrs. Bidlack, Hill, Lemcke, Van Rees, the late Frederick D. Berkeley and the late Robert L. Tarnow.

     Currently the Board has five committees as follows:

1. EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the Executive Committee has all of the powers of the Board to manage and direct all the business and affairs of Graham, so far as such may be legally delegated and except as may be limited from time to time by resolution of the Board. The members of the Executive Committee are Messrs. Bidlack (Chairman), Cadena (CEO), Hill and Van Rees. The Executive Committee of Graham held one meeting during the Transition Period and six meetings during the most recent fiscal year, one of which was by telephone conference.

2. AUDIT COMMITTEE

     It is the duty of the Audit Committee to recommend the auditors for Graham's annual audit to the full Board of Directors, to meet and discuss directly with Graham's auditors their audit work and related matters and to carry out such investigations and make such reports to the Board of Directors with respect both to the external and internal auditing procedures and affairs of Graham as the Audit Committee deems necessary or advisable. The members of the Audit Committee are Messrs. Hill (Chairman), Bidlack, Lemcke, Van Rees and Mrs. Berkeley. The Audit Committee of Graham held one meeting during the Transition Period and no meetings during the most recent fiscal year.

3. COMPENSATION COMMITTEE

     The Compensation Committee has authority to (a) review and determine annually salaries, bonuses and other forms of compensation paid to the Company's executive officers and management; (b) select recipients of awards of incentive stock options and non-qualified stock options, establish the number of shares and other terms applicable to such awards, and construe the provisions of and generally administer the 1989 Stock Option and Appreciation Rights Plan and the 1995 Incentive Plan to Increase Shareholder Value. The members of the Compensation Committee are Messrs. Lemcke (Chairman), Bidlack, Hill, Van Rees and Mrs. Berkeley. The Compensation Committee of Graham held one meeting during the Transition Period and two meetings during the most recent fiscal year.

4. EMPLOYEE BENEFITS COMMITTEE

     The Employee Benefits Committee reviews the performance of the Plan Administrator of Graham's Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan maintained by Graham for which a named fiduciary is designated. The Committee reviews and reports to the Board on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. It has authority to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, to recommend changes in the plans, changes in any plan trustee or administrator, and subject to the further action of the Board, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan.

     The members of the Employee Benefits Committee are Messrs. Van Rees (Chairman), Bidlack and Hill. The Employee Benefits Committee of Graham held no meetings in the Transition Period and one meeting in the most recent fiscal year.

5. NOMINATING COMMITTEE

     The Nominating Committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. Stockholders of record entitled to vote in the election of directors at any annual meeting may recommend individuals for consideration by the Nominating Committee as potential nominees by making any such recommendation in writing to the Secretary of the Company, at the Company's address, no later than sixty days in advance of the annual meeting if the meeting is to be held within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety
(90) days in advance of the Annual meeting if it is to be held on or after the anniversary of the previous year's annual meeting. For an annual meeting of stockholders held at a time other than within this time period, or for a special meeting of stockholders for the election of directors, notice must be submitted no later than the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice must set forth any nominee's name, age, business and residence addresses, principal occupation or employment, the nominee's written consent to serve as a director and information that would be required to be included in a proxy statement filed pursuant to applicable SEC rules. The stockholder giving the notice must state in it his or her own name and address, the class and number of shares owned of record and the dates of acquiring such shares. The stockholder also must describe all arrangements or understandings between the stockholder and nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such director, and briefly describe the terms of such employment, retainer or arrangement for compensation.

     The Nominating Committee held one meeting in the Transition Period and no meetings in the most recent fiscal year. The members of the Nominating Committee are Messrs. Van Rees (Chairman), Bidlack, Cadena and Hill.

MEETING ATTENDANCE

     A total of four meetings of the Board of Directors and of the Committees of the Board were held on one date in the Transition Period. A total of sixteen meetings of the Board of Directors of Graham and of the Committees of the Board were held on eleven dates during the most recent fiscal year and all directors but one attended all meetings of the Board and of Committees of which they were members. One director was absent from one committee meeting on one date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 29, 1998, the Company purchased 100,000 shares of the Company's common stock held by the estate of Frederick D. Berkeley. Helen H. Berkeley, a director of the Company, is executrix of the estate and its principal beneficiary. The shares were purchased at a price of $17.00, which was the closing price of Graham common stock on the American Stock Exchange on the day before the transaction, resulting in an aggregate purchase price of $1,700,000.

DIRECTORS' FEES

     No director who is an employee of Graham or a Graham subsidiary receives any remuneration for services as a director.

     Non-employee directors receive an annual fee of $10,000 for service on the Board. They also receive a fee of $1,000 for each meeting attended of the Board or of any Committee of the Board except that, if the meeting is held by telephone conference call or by unanimous written consent, a $500 fee is paid, and if the Board and/or one or more Committees meet on the same day, a full meeting fee is paid for one meeting and one-half the fee is paid for each other meeting. Each non-employee director who serves on the Executive Committee also receives an annual fee of $10,000 for such service. The Chairman of the Board receives an additional $10,000 annual fee and committee chairmen receive an additional $2,000 per annum for each committee chairmanship they hold.

     Non-employee directors participate in the Graham Corporation Outside Directors' Long Term Incentive Plan ("LTIP"). Under the LTIP, for every fiscal year starting with 1996 in which Graham Corporation produces consolidated net income of at least $500,000, each non-employee director will be credited with Share Equivalent Units (SEUs). Each SEU is valued at the market value of 1 share of Graham common stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of 1 SEU into an amount equal to the basic annual director's fee. Upon termination of a director's service on the Board, but not before, SEUs will be redeemable, at the option of the Company, for either: (a) a commensurate number of shares of Graham common stock; or (b) the cash value of a commensurate number of shares of Graham common stock as of the termination of service date.

     Pursuant to the 1989 Stock Option and Appreciation Rights Plan of Graham Corporation ("Option Plan"), each non-employee director of Graham upon becoming a member of the Board of Directors is granted an option to purchase 6,000 shares of Graham's common stock at its closing price on the American Stock Exchange on the date of the grant.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value ("Incentive Plan"), each non-employee director of Graham is granted, annually for four years, an option to purchase 2,250 shares of Graham's common stock at its closing price on the American Stock Exchange on the date of each grant.

                               EXECUTIVE OFFICERS

     The following table sets forth information regarding Named Executive Officers of Graham identified on the Summary Compensation Table on page 8 herein as of June 16, 1998 and their beneficial ownership of Graham common stock.

---------------------------------------------------------------------                 SHARES
                                                                                      OWNED
                                                                                   BENEFICIALLY
                                                                                      AS OF
                                                                        YEARS OF     JUNE 16,     PERCENT OF
         NAME            AGE      PRINCIPAL OCCUPATION SINCE 1993       SERVICE      1998(1)      OUTSTANDING
---------------------------------------------------------------------                               SHARES
Alvaro Cadena            54     President & Chief Executive Officer        29       15,478(2)           *
J. Ronald Hansen         50     Vice President--Finance &                   5        6,460(3)           *
                                Administration and Chief Financial
                                Officer; previously Vice
                                President--Finance and Chief
                                Financial Officer of Al Tech
                                Specialty Steel Corporation
Joseph P. Gorman         55     Vice President--Sales of GMC               28        7,799(4)           *
Stephen P. Northrup      46     Vice President--Engineering of GMC;        24        5,165(5)           *
                                previously Vice President--Operations
                                of GMC

---------------

* Less than 1% of the outstanding shares of common stock.

(1) Excluded from the shareholdings reported in this table are shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which each person in the table shares voting power and limited investment power with all other ESOP participants.

(2) Refer to Footnote 6 on page 3.

(3) Includes 4,200 shares that may be acquired within 60 days by exercising stock options and 560 shares held by the ESOP Trustee and allocated to Mr. Hansen's account as to which Mr. Hansen has sole voting power but no investment power except in limited circumstances.

(4) Includes 6,900 shares that may be acquired within 60 days by exercising stock options and 899 shares held by the ESOP Trustee and allocated to Mr. Gorman's account as to which Mr. Gorman has sole voting power but no investment power except in limited circumstances.

(5) Includes 4,200 shares that may be acquired within 60 days by exercising stock options and 965 shares held by the ESOP Trustee and allocated to Mr. Northrup's account as to which Mr. Northrup has sole voting power but no investment power except in limited circumstances.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors, certain of its officers, and any persons holding more than ten percent of the Company's common stock are required to file reports of their ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). All such reports required to be filed were filed in a timely manner, except for one form for the late Robert L. Tarnow, who died before it could be filed. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and its ten percent holders or copies of the reports that they have filed with the SEC.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table (the "Summary Compensation Table") sets forth the annual compensation for services to Graham in all capacities for the past three years for Graham's Chief Executive Officer and the four most highly compensated executive officers other than the CEO, whose total salary and bonus exceeded $100,000 and who were serving as executive officers at March 31, 1998 ("Named Executive Officers"). Graham did not pay to any of the Named Executive Officers in any time period included in the table compensation required to be disclosed in columns (d), (e), (f) or (h) of the Summary Compensation Table pursuant to
Item 402 of SEC Regulation S-K. Consequently, those columns have been omitted.

     The following table includes compensation information for the Transition Period January 1, 1997 -- March 31, 1997 caused by the change in the Company's fiscal year in 1997.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                      ANNUAL COMPENSATION
(a)                                         (b)              (c)                                    (i)
NAME                                                                          (g)
AND                                                                        SECURITIES
PRINCIPAL                                  FISCAL                          UNDERLYING            ALL OTHER
POSITION                                    YEAR        SALARY ($)(1)   OPTIONS/SARS (#)   COMPENSATION($)(2,3,4)
-----------------------------------------------------------------------------------------------------------------
Alvaro Cadena(5)                          1997-98          260,237           7,500                 25,364
President & Chief Executive            1/1/97-3/31/97       62,225             -0-                  8,514
Officer                                     1996           236,635             -0-                 21,974
                                            1995           186,461           3,200                 17,309

J. Ronald Hansen                          1997-98          181,052           4,200                 18,477
Vice President-Finance &               1/1/97-3/31/97       44,829             -0-                  5,533
Administration and Chief                    1996           167,793             -0-                 19,290
Financial Officer of Graham                 1995           141,812           2,200                 12,992

Joseph P. Gorman                          1997-98          170,553           4,200                 19,001
Vice President-Sales of GMC            1/1/97-3/31/97       41,752             -0-                  4,465
                                            1996           155,915             -0-                 19,165
                                            1995           118,345           2,200                 13,936

Stephen P. Northrup                       1997-98          171,540           4,200                 16,236
Vice President-Engineering of          1/1/97-3/31/97       42,430             -0-                  4,539
GMC                                         1996           158,593             -0-                 15,917
                                            1995           120,528           2,200                 10,756

Frederick D. Berkeley(5)                  1997-98          382,749           8,700                 57,920
Chairman and Chief Executive           1/1/97-3/31/97       92,108             -0-                  8,593
Officer                                     1996           366,265             -0-                 72,750
                                            1995           284,153           4,700                 94,420(6)

---------------

(1) Includes payment of contingent salary amounts which are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. The figures shown also include amounts (if any) deferred by the named individual pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named individual's 401(k) account for investment and payment according to the terms of Graham's Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the Named Executive Officers as follows: for Mr. Cadena in each of 1995, 1996 and 1997, $10,924; for Mr. Hansen in each of 1995 and 1996, $8,240 and in FY 1997-98, $7,144;
    for Mr. Gorman in each of 1995 and 1996, $9,600 and for FY 1997-98, $8,472;
    for Mr. Northrup in each of 1995 and 1996, $6,346 and in FY 1997-98, $5,729; and for Mr. Berkeley in 1995, $67,000, in 1996, $61,700 and in FY 1997-98,
    $46,587. No premiums were paid in the Transition Period 1/1/97 -- 3/31/97.

(3) Includes amounts paid to the 401(k) accounts of the Named Executive Officers pursuant to the Graham Corporation Incentive Savings Plan as follows: to Mr. Cadena's account for 1995, $4,763, for 1996, $9,500 and for FY 1997-98,
    $9,000; to Mr. Hansen's account for 1995, $3,539, for 1996, $9,500, and for
    FY 1997-98,

    $9,000; to Mr. Gorman's account for 1995, $3,233, for 1996, $8,196 and for
    FY 1997-98, $9,000; to Mr. Northrup's account for 1995, $3,292, for 1996,
    $8,174 and for FY 1997-98, $9,000; and to Mr. Berkeley's account for 1995, $5,130, for 1996, $9,500 and for FY 1997-98, $9,000. For the Transition
    Period 1/1/97 -- 3/31/97, amounts were paid to Named Executive Officers' 401(k) accounts as following: Mr. Cadena, $7,017; Mr. Hansen, $4,783; Mr. Gorman, $4,465; Mr. Northrup, $4,539; and Mr. Berkeley, $7,843.

(4) Includes amounts representing the value of shares allocated pursuant to Graham's ESOP to each Named Executive Officer's account maintained under the ESOP as follows: to Mr. Cadena shares worth $1,622 for 1995, $1,550 for 1996 and $2,333 for FY 1997-98; to Mr. Hansen shares worth $1,213 in 1995, $1,550 for 1996 and $2,333 for FY 1997-98; to Mr. Gorman shares worth $1,103 in 1995, $1,369 in 1996 and $2,333 for FY 1997-98; to Mr. Northrup shares worth $1,118 in 1995, $1,397 in 1996 and $2,333 for FY 1997-98; and to Mr.
    Berkeley shares worth $1,748 for 1995, $1,550 for 1996 and $2,333 for FY 1997-98. No ESOP share allocation was made for the Transition Period
    1/1/97 -- 3/31/97.

(5) Mr. Cadena became Chief Executive Officer on April 1, 1998; Mr. Berkeley retired on March 31, 1998, the last day of Fiscal Year 1997-98.

(6) Includes $19,392 paid as a 45-year long-term service award.

STOCK OPTIONS

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF STOCK
                                                                                        PRICE APPRECIATION FOR
                                INDIVIDUAL GRANTS                                            OPTION TERM
           (a)                                 (c)                           (e)           (f)          (g)
                               (b)          % OF TOTAL         (d)
                            NUMBER OF      OPTIONS/SARS     EXERCISE
                            SECURITIES      GRANTED TO         OR
                            UNDERLYING      EMPLOYEES         BASE
                           OPTIONS/SARS         IN            PRICE       EXPIRATION
          NAME             GRANTED (#)     FISCAL YEAR       ($/SH)          DATE        5% ($)       10% (4)
-------------------------------------------------------------------------------------------------------------
Alvaro Cadena                 7,500            13.6%         21.4375       10/23/08      101,114      256,244
J. Ronald Hansen              4,200             7.6%         21.4375       10/23/08       56,624      143,497
Joseph P. Gorman              4,200             7.6%         21.4375       10/23/08       56,624      143,497
Stephen P. Northrup           4,200             7.6%         21.4375       10/23/08       56,624      143,497
Frederick D. Berkeley         8,700            15.8%         21.4375        3/31/00(1)    23,340       48,309

---------------

(1) This option grant is exercisable by Mr. Berkeley's estate until such date.

     The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer listed below on March 31, 1998, the last day of the fiscal year. No executive officer exercised stock options in the Transition Period 1/1/97 -- 3/31/97.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

            (a)                    (b)             (c)                 (d)                     (e)
                                                               NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                 OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                    FY-END(#)              FY-END(#)(1)
                             SHARES ACQUIRED      VALUE            EXERCISABLE/            EXERCISABLE/
           NAME              ON EXERCISE (#)   REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------
Alvaro Cadena                    14,700          112,947             7,500/-0-                 -0-/-0-
J. Ronald Hansen                  8,290           83,478             4,200/1,200               -0-/8,600
Joseph P. Gorman                  7,800           44,604             6,900                  19,775/-0-
Stephen P. Northrup              10,500           77,266             4,200                     -0-/-0-
Frederick D. Berkeley            23,250          153,439             8,700/-0-                 -0-/-0-

---------------

(1) Based on the closing price of Graham common stock on March 31, 1998, which was $16.3125.

PENSION PLANS

     The Retirement Income Plan of Graham Corporation is a defined benefit pension plan for the benefit of eligible domestic employees of Graham and its United States subsidiaries ("U.S. Retirement Plan"). The U.S. Retirement Plan takes income into account for future benefits on a calendar year basis. The portion of 1997 compensation that was taken into account by the U.S. Retirement Plan for the purpose of calculating future pension benefits is as follows: for Mr. Cadena, $160,000; for Mr. Hansen, $126,235; for Mr. Gorman, $118,269; for Mr. Northrup, $118,269; and for the late Frederick D. Berkeley, $160,000.

     The approximate years of creditable service as of March 31, 1998 of each of the individuals named in the Summary Compensation Table who is eligible to participate in the U.S. Retirement Plan are: Mr. Cadena, 29 years; Mr. Hansen, 5 years; Mr. Gorman, 28 years; and Mr. Northrup, 24 years.

     In addition to the U.S. Retirement Plan, the Company maintains a Supplemental Executive Retirement Plan (the "Supplemental Plan") which is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of Employer-provided retirement benefits that the U.S. Retirement Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by Section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by Sections 415(b) and (e) of the Internal Revenue Code. Officers of the Company whose non-contingent compensation exceeded $160,000 in 1997, or will exceed $160,000 in 1998, are eligible to participate in the Supplemental Plan. Currently Mr. Cadena is the only eligible participant. The Supplemental Plan takes income into account for future benefits on a calendar year basis. The amount of 1997 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Cadena was $20,003.

     The Pension Table sets forth straight life annuity amounts without regard to reduction for Social Security benefits; benefits listed in the Table are subject to a deduction of 50% of the eligible employee's estimated primary Social Security benefit.

                                 PENSION TABLE
--------------------------------------------------------------------------------
                                YEARS OF SERVICE

REMUNERATION ($)     15         20         25       30/35
-----------------------------------------------------------
100,000            25,000     33,333     41,670     50,000
125,000            31,250     41,667     52,083     62,500
150,000            37,500     50,000     62,500     75,000
160,000            40,000     53,333     66,667     80,000
175,000(1)         43,750     58,333     72,917     87,500
270,000(1)         67,500     90,000    112,500    135,000
370,000            92,500    123,333    154,167    185,000
450,000           112,500    150,000    187,500    225,000

---------------

(1) For the U.S. Retirement Plan, with respect to 1997, $160,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law. For the Supplemental Plan, with respect to 1997, only non-contingent compensation over $160,000 was used as the basis for determining benefits.

EMPLOYMENT CONTRACTS

     The Named Executive Officers each have employment contracts with Graham for three-year terms renewable by mutual consent for additional periods. The contracts each have termination provisions which, in certain circumstances, would entitle each of them to a payment equal to twelve months' salary (non-contingent salary only) upon termination of employment. In some cases, a portion of an individual's compensation may be payable after termination of employment, depending on contract terms. During the Transition Period and the Fiscal Year ended March 31, 1998, Mr. Gorman and the late Frederick D. Berkeley accrued interest on deferred compensation payable after termination of employment. At March 31, 1998, the amount of deferred compensation payable to Mr. Gorman after termination of employment totaled $137,661 and the amount payable to Mr. Berkeley upon termination of his employment on March 31, 1998 totaled $206,181.

SENIOR EXECUTIVE SEVERANCE AGREEMENTS

     Graham has entered into Senior Executive Severance Agreements with certain of its officers. Among them are Messrs. Cadena and Hansen. These agreements, as amended to date, provide that in the event a third person effects a change in control of Graham (defined generally as an acquisition of 25% or more of the outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination), termination of the individual's employment within two years of such a change of control entitles the executive to one dollar less than three years' compensation including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of Graham's Compensation Committee who served during the Transition Period and the fiscal year ended March 31, 1998 were Directors Bidlack, Hill, Lemcke, Van Rees and the late Robert L. Tarnow. Director Cornelius S. Van Rees is Secretary of Graham but receives no compensation for his service as Secretary; Mr. Van Rees participated in the Board's deliberations regarding compensation of all compensated officers of Graham. During the fiscal year ended March 31, 1998, Mr. Van Rees was Of Counsel to the law firm Thacher Proffitt & Wood, which provided legal services to Graham. Mr. Hill and the late Mr. Berkeley were brothers-in-law.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The duty of Graham's Compensation Committee is to establish levels of cash compensation and forms and amounts of non-cash compensation for the executive officers of Graham Corporation and subsidiaries. The guiding principles of the Committee are:

          - to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of the Company;

          - to balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel;

          - to determine the extent and method of aligning the financial interest of the Company's executive personnel with the interest of the Company's stockholders in the appreciation of their investment.

     In recognition of continued improvement in the Company's performance, the Committee in the most recent fiscal year increased the non-contingent salary of Frederick D. Berkeley as Graham's Chief Executive Officer by 10% and of its other executive officers by 4%. These increases represented the second increases in non-contingent compensation for the CEO and other executive officers following three consecutive years with no increases. The Committee also increased the compensation of Mr. Cadena by 7.4% upon Mr. Cadena's election as President and Chief Operating Officer of the Company on July 27, 1997.

     Traditionally, Graham's non-contingent salaries for the CEO and executive officers have been set below the mid-range of competitive levels. Following the increases made in the most recent fiscal year, such compensation for the CEO and executive officers remains below the median compensation levels for similarly situated executive officers of comparably-sized companies in the industry and region. Non-cash compensation, in the form of stock options, is nominal as compared to such other companies.

     Decisions regarding executive compensation made during the past fiscal year relied in part on guidance from a 1996 report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. As it has in the past, the Committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies selected by Graham management. This industry group included several of the companies in the peer group referred to in the Performance Graph on page 13 of this proxy statement ("Performance Graph Peer Group"). However, the Committee accorded no greater weight to compensation data for Performance Graph Peer Group companies than to data for any other companies in the industry group.

     In addition to taking into account such factors as the Company's improved financial performance and improved plant productivity in the last two years, the Committee considered the need for the Company to offer compensation within a competitive range, the need to attract management-level recruits to the Batavia, New York area and to retain them, as well as management's commitment to the long-term success of the Company.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each Named Executive Officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by Graham Corporation and by each Named Executive Officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the Committee annually by the CEO; a target performance-based amount for the CEO is determined by the Committee. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the Committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the Committee's review of pertinent data with reference to literature in the field and to industry practices for comparably sized companies and expectations of attainable results under existing market conditions.

     Stock options were granted to the CEO and other executive officers in October 1997 following two years since the last grant of stock options. No stock appreciation rights or other forms of equity compensation were granted. The October 1997 stock option grants were made pursuant to a shareholder approved plan and for the purpose of further increasing incentives for the Company's officers to increase shareholder value.

     This report is furnished by the members of Graham's Compensation Committee:

             H. Russel Lemcke, Chairman

             Helen H. Berkeley

             Jerald D. Bidlack

             Philip S. Hill

             Cornelius S. Van Rees

                     COMPARATIVE PERFORMANCE BY THE COMPANY

     This section provides a comparison of the cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group over five years. The following chart compares the common stock of Graham with (i) the American Stock Exchange Market Value Index (the "AMEX Index") and (ii) a group of public companies, each of which shares a Standardized Industrial Classification code ("SIC Code") with Graham and each of which either competes with Graham as to one or more product lines or one or more market segments ("Selected Peer Group Manufacturers"). The chart assumes an investment of $100 on March 31, 1993 in each of the common stock, the stocks comprising the AMEX Index and the stocks of the Selected Peer Group Manufacturers.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG GRAHAM CORPORATION COMMON
  STOCK, AMEX MARKET VALUE INDEX AND SELECTED PEER GROUP MANUFACTURERS(1,2,3)

                                                                                          Amex
                                                                                         Market
              Measurement Period                     Graham             Peer             Value
            (Fiscal Year Covered)                 Corporation          Group             Index
31-March-93                                                  100               100               100
31-March-94                                                  104               114               105
31-March-95                                                   75               131               110
31-March-96                                                  108               176               135
31-March-97                                                  158               163               134
31-March-98                                                  185               226               175

---------------

(1) The total return for each of the Company's common stock, the Index and the Selected Peer Group Manufacturers assumes the reinvestment of dividends.

(2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's common stock is traded on the AMEX.

(3) The Selected Peer Group Manufacturers consists of the following manufacturing companies: American Precision Industries, Flowserve Corp. (formerly Duriron Co., Inc.), Paul Mueller Co., and Selas Corp. of America.

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by the stockholders, Deloitte & Touche LLP as auditors of Graham for the fiscal year ending March 31, 1999. The appointment was made upon the recommendation and approval of the Audit Committee. The Board of Directors recommends that the stockholders vote "FOR" such ratification.

     A representative of Deloitte & Touche LLP is expected to attend the meeting and be available to answer appropriate questions and will have an opportunity to make a statement if he so desires.

                                 OTHER MATTERS

     Management does not intend to bring any business before the Meeting other than those matters set forth in the preceding Notice of Annual Meeting of Stockholders. Management knows of no other matters to be brought before the Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy, as the Proxies for the shares represented thereby, to vote on such matters as they, in their discretion, may determine.

                             STOCKHOLDER PROPOSALS

     Any stockholder wishing to have a proposal considered for inclusion in Graham's Proxy Statement and form of Proxy relating to the 1999 Annual Meeting of Stockholders must, in addition to satisfying other applicable requirements, set forth such proposal in writing and file it with the Secretary of Graham on or before March 3, 1999.

                                 ANNUAL REPORT

     A copy of the Annual Report of Graham containing financial statements for the fiscal year ended March 31, 1998, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement.

     A copy of Graham's Annual Report on form 10-K is available upon request to the Company.

     The executive offices of Graham are located at 20 Florence Avenue, Batavia, New York 14020.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                           http://www.grahamcorp.com

Employee Benefits Committee

                                                                   June 30, 1998

Dear Plan Accountholder:

         The Employee Stock Ownership Plan of Graham Corporation ("ESOP") and the Incentive Savings Plan of Graham Corporation ("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chase Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 1998 Annual Meeting of Stockholders scheduled to be held on July 30, 1998 ("Annual Meeting").

         The ESOP Trust and the ISP Trust provide that in casting their votes at the 1998 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 16, 1998 and the Company Stock Fund of the ISP ("Company Stock Fund") as of June 16, 1998.

         The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to the Burke Group. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

         The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 1998 Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of June 16, 1998:

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 16, 1998 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 16, 1998. If you do not file the Instruction Card by July 9, 1998, you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Graham common stock that are not allocated to any individual's account. In general, the ESOP Trustee will be directed to vote the Graham common stock held by the ESOP Trust and not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the reverse side of the Instruction Card, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Graham common stock. For purposes of the ESOP, if you do not file the Instruction Card by July 9, 1998, or if you ABSTAIN as to a proposal, your instructions will not count in voting unallocated Graham common stock. Each individual's instructions are weighted according to the number of shares of Graham common stock allocated to all individuals' accounts as of June 16, 1998.

         If You Had an Interest in the Company Stock Fund as of June 16, 1998:

         In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of June 16, 1998. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of June 16, 1998. For purposes of the ISP, if you do not file the Instruction Card by July 9, 1998, or if you ABSTAIN as to a proposal, your instructions will not count.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 1998 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 1998 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

         If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (716) 343-2216.

                                                 Sincerely,


                                                 EMPLOYEE BENEFITS COMMITTEE
                                                   OF GRAHAM CORPORATION
Enclosure

GRAHAM CORPORATION                               CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                      AS A NAMED FIDUCIARY FOR EACH OF THE
               EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                     AND THE
                  INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                             (TOGETHER, THE "PLANS")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 1998


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of June 16, 1998 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 30, 1998 at 11:00 a.m., or at any adjournment thereof.

                  As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 16, 1998, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 30, 1998.

                  As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by the Burke Group by July 9, 1998.

                  PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.

---------------------------          --------------------------
ESOP COMMON (as of 6/16/98)          ISP COMMON (as of 6/16/98)      PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

===============================================================================================================================
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
-------------------------------------------------------------------------------------------------------------------------------
1.  Election of Directors                           2. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period April 1, 1998, through March 31, 1999.

                               FOR     WITHHOLD                      FOR           AGAINST           ABSTAIN*

    Jerald D. Bidlack          [ ]        [ ]                        [ ]             [ ]                [ ]

    Philip S. Hill             [ ]        [ ]

-------------------------------------------------------------------------------------------------------------------------------
3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
===============================================================================================================================

                                                          The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions
   -                                             -        indicated above and hereby acknowledges receipt of the letter from the
                                                          Committee dated June 16, 1998, a Notice of Annual Meeting of
                                                          Stockholders of Graham Corporation and a Proxy Statement for the
                                                          Annual Meeting.


                                                          Date
                                                          --------------------------------------------------------------------------


                                                          Signature
                                                          --------------------------------------------------------------------------


                                                          Signature
                                                          --------------------------------------------------------------------------

    -                                            -        Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                                                          *    For purposes of the unallocated Shares held by the Employee Stock
                                                               Ownership Plan, abstention is equivalent to not voting.


GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



   THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                         OF GRAHAM CORPORATION
                     AS A NAMED FIDUCIARY FOR THE
     EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 1998


         The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 16, 1998 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 30, 1998 at 11:00 a.m., or at any adjournment thereof.

         As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated July 1,1998, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 30, 1998.

         As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group by July 9, 1998.

         PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.


----------------------------
ESOP COMMON (as of 6/16/98)                                            PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

====================================================================================================================================
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
------------------------------------------------------------------------------------------------------------------------------------
1.  Election of Directors                           2. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period April 1, 1998 through March 31, 1999.

                              FOR       WITHHOLD           FOR    AGAINST    ABSTAIN*

    Jerald D. Bidlack         [ ]         [ ]              [ ]      [ ]        [ ]

    Philip S. Hill            [ ]         [ ]

------------------------------------------------------------------------------------------------------------------------------------
3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
====================================================================================================================================

                                                             The undersigned hereby instructs the Committee to direct the Trustee of the Plan to vote in accordance with the voting instructions
   -                                                -        indicated above and hereby acknowledges receipt of the letter from the
                                                             Committee dated June 16, 1998, a Notice of Annual Meeting of
                                                             Stockholders of Graham Corporation and a Proxy Statement for the
                                                             Annual Meeting.

                                                             Date
                                                             -----------------------------------------------------------------------


                                                             Signature
                                                             -----------------------------------------------------------------------


                                                             Signature
                                                             -----------------------------------------------------------------------

    -                                               -        Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.


                                                             *     For purposes of the unallocated Shares held by the Employee Stock
                                                                   Ownership Plan, abstention is equivalent to not voting.


                          EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                               GRAHAM CORPORATION



          AN EMPLOYEE BENEFIT PLAN FOR EMPLOYEES OF GRAHAM CORPORATION
                               AND ITS AFFILIATES


                               This Certifies that


                           is the beneficial owner of



         fully paid and non-assessable Shares, par value $.10 per share, of the COMMON STOCK of


                               GRAHAM CORPORATION

                A CORPORATION INCORPORATED UNDER THE LAWS OF THE
                                STATE OF DELAWARE


Issued in the name of the individual for the year 1996 and held for the named individual's benefit by Chase Bank, as Trustee of the Employee Stock Ownership Plan of Graham Corporation.

                             As of December 31, 1997


Cornelius S. Van Rees                                 Frederick D. Berkeley, III
Secretary                                                              President




This Certificate is not a Certificate of Stock issued by Graham Corporation. A Certificate of Stock representing the Shares described herein has been issued to the Trustee. This Certificate and the interest in Shares represented hereby may not be transferred or assigned by the named individual.

PROXY 1998

GRAHAM CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Cornelius S. Van Rees and H. Russel Lemcke, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 30, 1998 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:


                  1.       Election of Directors from the nominees listed below.

                                    FOR                               WITHHOLD

Jerald D. Bidlack                   [ ]                               [ ]
to serve until 2001

Philip S. Hill
to serve until 2001                 [ ]                               [ ]




                  2. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending March 31, 1999.

                                    FOR       AGAINST     ABSTAIN

                                    [ ]       [ ]          [  ]




                  3. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Date:_____________________, 1998                 -----------------------------
Please sign exactly as name(s)
appears on this proxy and return
it promptly whether you plan to
attend the meeting or not.  If you
do attend, you may, of course,
vote in person.  The space below
may be used for any questions or                 ------------------------------
comments you may have.                             (Signature or Signatures)



      [ ] To help our preparation for the meeting, please check here if you plan to attend.








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